Exhibit 99.2

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below on a population of 915 proprietary jumbo reverse mortgage loans (the “Review”) that were contributed to the CFMT 2018-RM2 securitization asset pool by Cascade Funding, LP, Series 2 (the “Sponsor”).

(2) Sample size of the assets reviewed.

AMC’s review covered (i) 100% of the proprietary jumbo reverse mortgage loans in the securitization population; or (ii) a sample of a desired population, as detailed in the pages below.

The scope of the due diligence performed by AMC of the mortgage loans was as follows: (1) AMC obtained Broker Price Opinions ("BPO") from a third-party vendor for all properties associated with the mortgage loans, (2) for certain assets detailed below, representing 239 of the Securitization Population by count and 26.5% of the Securitization Population by the cut-off date principal balance, AMC obtained value reconciliations from a third party vendor for all properties associated with the mortgage loans, (3) AMC conducted a death database review by inputting each borrower’s first name, last name and social security number to confirm date of death or other applicable status (e.g. not found) for all borrowers under the Mortgage Loans (the "Death Database Review"), (4) AMC ordered credit reports detailing FICO scores for the purpose of preparing a summary of FICO scores for the borrowers under the mortgage loans (the "Credit Report Review"), with respect to all 915 of the mortgage loans, (5) AMC conducted data capture reviews to confirm that certain information, as prescribed in (6), in the loan tape provided by the prior owner of the mortgage loans to the Sponsor matched the data found in the mortgage loan files related to the mortgage loans (the "Data Capture Review"), and (6) AMC conducted tax and title reviews on each mortgage loan to determine if, with respect to each mortgaged property, any outstanding liens were in existence on the related mortgaged property, any property taxes were delinquent, the related mortgage was not in a first lien position, and whether the related mortgage was not found (the "Tax and Title Review")

(3) Value of collateral securing the assets: review and methodology.

For all mortgage loans, a BPO was ordered. Upon receipt of the related BPO AMC (i) verified that the address matched the related note, (ii) confirmed that the BPO did not include any apparent environmental problems and (iii) reviewed pictures of the mortgaged property to ensure (a) that the mortgaged property was in average or better than average condition and any repairs were noted where required, (b) that the mortgaged property was the one for which the BPO was ordered and (c) that there are no negative external factors. Upon receipt of the BPOs AMC also compared the BPO with the related origination value and reviewed the BPO to ensure that property characteristics (e.g. square footage) remained the same. Where the file contained valuations subsequent to origination valuations, those valuations were also reviewed. Where property value changed more than 30% from the origination value FHFA HPI index adjusted, AMC ordered a 3rd party value reconciliation report. 291 properties had this 30% change in value since origination. Values for 42 properties were updated to reflect the reconciliation values where the value differed from the most recent BPO value.

Value Change since Origination (Non HPA Index Adjusted)	Count of Loan IDs
<-30%	49
>-30% <0%	329
>0% <30%	337
>30%	200
Grand Total	915

Based on the BPOs obtained by AMC, the aggregate value of the properties related to the mortgage loans rose approximately eleven percent (11.4%) from origination, from $913,410,200 to $1,017,155,934.

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(4) Death Database Review

For the 1,285 borrowers across the 915 mortgage loans, AMC utilized a death database to input each borrower’s first name, last name and social security number to confirm date of death or other applicable status (e.g. not found) for all borrowers. For 3 mortgage loans, a borrower death was found that was not on the loan tape provided by the Sponsor. The Sponsor updated the borrower death dates on the loan tape with these findings.

(5) Credit Report

AMC ordered FICO scores for the 1,285 borrowers across the 915 mortgage loans. For 1,107 of the borrowers, the AMC obtained complete FICO scores. For 178 of the borrowers (related to 151 mortgage loans), AMC was not able to obtain FICO scores.

Credit Scores	Number of Mortgage Loans	% of Unpaid Principal Balance as of Cut-off Date	Aggregate Unpaid Principal Balance as of Cut-off Date ($)	Aggregate Broker's Price Opinion Value ($)	Non-zero Weighted Average Current Loan-to-Value Ratio (%)	Non-zero Weighted Average Loan Age (months)
Not Available	151	15.26%	87,249,803.40	153,530,144.00	59.13	131
501 to 520	3	0.33%	1,874,556.96	2,485,000.00	73.98	140
521 to 540	3	0.28%	1,616,884.63	2,415,000.00	69.29	134
541 to 560	5	0.44%	2,544,214.77	3,711,000.00	69.91	127
561 to 580	5	0.65%	3,732,641.29	5,560,000.00	64.52	129
581 to 600	5	0.63%	3,586,358.19	7,339,000.00	62.74	130
601 to 620	10	1.92%	10,956,839.84	16,778,000.00	61.18	137
621 to 640	15	1.53%	8,760,021.34	16,079,900.00	60.40	131
641 to 660	24	2.62%	14,977,437.90	29,029,340.00	52.89	133
661 to 680	17	1.75%	10,014,607.60	13,983,700.00	72.44	130
681 to 700	24	2.45%	14,006,858.73	26,922,300.00	65.08	130
701 to 720	40	4.32%	24,716,631.15	41,581,600.00	64.16	130
721 to 740	40	3.85%	22,016,793.72	39,446,400.00	58.56	132
741 to 760	44	4.26%	24,384,546.49	43,396,500.00	60.32	130
761 to 780	73	11.02%	63,003,813.03	106,168,555.00	62.39	131
781 to 800	58	6.30%	35,995,768.28	63,747,350.00	62.00	131
801 to 820	110	12.39%	70,851,499.18	129,966,310.00	58.65	131
821 to 840	133	14.38%	82,199,479.94	154,284,800.00	57.51	131
821 to 840	141	14.24%	81,415,553.33	145,842,035.00	59.70	132
841 or greater	14	1.38%	7,863,484.19	14,889,000.00	56.35	134
Grand Total	915	100.00%	571,767,793.96	1,017,155,934.00	60.05	131

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(6) Data Capture

AMC conducted data capture reviews with respect to all 915 of the mortgage loans to confirm that the information identified in the “Field” column of the table below in the loan tape provided by the Prior Owner to the Sponsor matched the data found in the mortgage loan files related to the mortgage loans. While AMC found discrepancies in certain of those data fields, the Sponsor has corrected all such discrepancies in the final data tape used for this transaction. This comparison included the following data fields:

Field	Definition
Property City	Property City
Property State	Property State
Property Zip Code	Property Zip Code
Property Address	Property Address
Property Type	Property Types: Single Family, Co-op, Multifamily, Condo, Planned_Urban_Development, Manufactured Housing, Townhouse
Originator	Originator
Origination Date	Origination Date
Original Interest Rate	Original Interest Rate
Original Balance	Initial Draw amount at loan origination (Note Amount)
Original Principal Limit	The initial principal limit established on the loan at origination as defined on the Security Instrument.
Rate Type	Rate Type (Adjustable/Fixed)
Index	Index
Margin	Margin
Maximum Interest Rate (Life Cap)	Lifetime Maximum Interest Rate
Borrower 1 Gender	Borrower 1 Gender (includes Deceased)
Borrower 2 Gender	Borrower 2 Gender (includes Deceased)
Borrower 1 Birth Date	Borrower 1 Birth Date (includes Deceased)
Borrower 2 Birth Date	Borrower 2 Birth Date (includes Deceased)
Property Appraisal Value (at Origination)	Property Appraisal Value (at Origination)
Most Recent Property Value Date	Most Recent Property Value Date
Most Recent Property Value Type	Most Recent Property Value Type
Most Recent Property Value ($)	Most Recent Property Value ($)
Product Type	Product Type
Title Insurance Agency	Title Insurance Agency

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(7) Tax and Title Review

Title search reports, current tax certificates and other reports (as AMC deemed appropriate) were ordered by AMC for each mortgaged property and were reviewed to determine if, with respect to each mortgaged property (i) any property taxes were delinquent; (ii) any city/county/municipal liens were in existence, (iii) any subordinate security instruments/liens/judgements existed, and (iv) there was a complete assignment recordation chain. In addition, these reports were reviewed by AMC to determine if (i) the related Mortgage was not on record or if the related mortgage could not be located in the applicable jurisdictional records and (ii) the borrower under the related mortgage loan was no longer the owner of record. The tax and title review included the following items:

•	Current tax certificates were ordered, reviewed and analyzed to determine if any delinquent property taxes were in existence on the mortgaged property.
•	If an exception was noted that indicated that the related mortgage was not in a first lien position and the exception was recorded before the related mortgage, AMC reviewed the final title insurance policy to determine if the encumbrance is an exception noted on the final title insurance policy.
•	If an exception was noted that indicated that the related mortgage was not in a first lien position and the exception was recorded after the related mortgage (i.e. HOA liens in a super priority lien state or property tax liens) AMC provided the Sponsor with additional details related to the encumbrance that was taking priority over the related mortgage.

AMC noted the following exceptions:

Exception	Count
Subject appears not in 1st position	1
Mortgage is not in first lien position, however the final title insurance policy insures the mortgage as a first lien	41

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